Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Timothy P. Cawley	February 5, 2025
Timothy P. Cawley	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Kirkland B. Andrews	February 4, 2025
Kirkland B. Andrews	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Joseph Miller	February 12, 2025
Joseph Miller	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Ellen V. Futter	February 12, 2025
Ellen V. Futter	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ John F. Killian	February 5, 2025
John F. Killian	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Karol V. Mason	February 4, 2025
Karol V. Mason	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Dwight A. McBride	February 6, 2025
Dwight A. McBride	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Wiliam J. Mulrow	February 11, 2025
William J. Mulrow	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Armando J. Olivera	March 21, 2025
Armando J. Olivera	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Michael W. Ranger	March 24, 2025
Michael W. Ranger	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Linda S. Sanford	February 4, 2025
Linda S. Sanford	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Deirdre Stanley	February 4, 2025
Deirdre Stanley	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ L. Frederick Sutherland	February 5, 2025
L. Frederick Sutherland	Date

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Timothy Cawley, Kirkland B. Andrews, Joseph Miller, Yukari Saegusa and Deneen Donnley, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director and/or Officer, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements on Form S-3 and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 Common Shares ($.10 par value) and debt securities of Con Edison.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.

/s/ Catherine Zoi	February 5, 2025
Catherine Zoi	Date